UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/A

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07642

Name of Fund: BlackRock MuniAssets Fund, Inc. (MUA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
      Officer, BlackRock MuniAssets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 05/31/2008

Date of reporting period: 06/01/2007 - 05/31/2008

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock MuniAssets                                                   BLACKROCK
Fund, Inc. (MUA)

ANNUAL REPORT | MAY 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders ............................................          3
Annual Report:
Fund Summary ........................................................          4
The Benefits and Risks of Leveraging ................................          5
Swap Agreements .....................................................          5
Financial Statements:
  Schedule of Investments ...........................................          6
  Statement of Assets and Liabilities ...............................         11
  Statement of Operations ...........................................         11
  Statements of Changes in Net Assets ...............................         12
Financial Highlights ................................................         13
Notes to Financial Statements .......................................         14
Report of Independent Registered Public Accounting Firm .............         18
Important Tax Information (Unaudited) ...............................         18
Disclosure of Investment Advisory Agreement and Subadvisory Agreement         19
Automatic Dividend Reinvestment Plan ................................         23
Officers and Directors ..............................................         24
Additional Information ..............................................         28


2       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

A Letter to Shareholders

Dear Shareholder

For much of the reporting period, investors grappled with the repercussions of the credit crisis that surfaced last summer, and with the effects of a weakening economy and surging energy and food prices. These factors were offset by the positive impact from robust export activity, strength in the non-financial corporate sector and monetary and fiscal stimuli.

Amid the market turbulence, the Federal Reserve Board (the "Fed") initiated a series of moves to restore liquidity and bolster financial market stability. Since September 2007, the central bank slashed the target federal funds rate 325 basis points (3.25%), bringing the rate to 2.0% as of period-end. Also of significance were its other policy decisions, which included extending use of the discount window to broker-dealers and investment banks and backstopping the rescue of ill-fated Bear Stearns. Notably, on April 30, the Fed dropped previous references to downside growth risks and added more emphasis on inflationary pressures, indicating the central bankers have likely concluded the current cycle of monetary easing.

Nevertheless, the Fed's response to the financial crisis helped to ease credit turmoil and investor anxiety. Since hitting a low point on March 17, following the collapse of Bear Stearns, stocks appreciated 10% (through May 30). Most international markets, which had outperformed U.S. stocks for some time, saw a reversal in that trend, as the troubled credit situation and downward pressures on growth fanned recession fears.

In fixed income markets, Treasury securities rallied (yields fell as prices correspondingly rose), as a broad "flight-to-quality" theme persisted. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to a low of 3.34% in March 2008 before rising to 4.06% by May 31 as investors grew more risk tolerant and shifted out of Treasury issues in favor of stocks and other high-quality fixed income sectors. Tax-exempt issues underperformed throughout most of the reporting period, pressured by problems among municipal bond insurers and the freeze in the market for auction rate securities. However, the final two months saw a firmer tone in the municipal market, as investors took advantage of unusually high yields.

On the whole, results for the major benchmark indexes generally reflected heightened investor risk aversion:

Total Returns as of May 31, 2008                                                         6-month      12-month
===============================================================================================================
U.S. equities (S&P 500 Index)                                                             (4.47%)       (6.70%)
---------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                              (1.87)       (10.53)
---------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                         (5.21)        (2.53)
---------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Index)                                        1.49          6.89
---------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                             1.44          3.87
---------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)        1.81         (1.08)
---------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of May 31, 2008

Investment Objective

BlackRock MuniAssets Fund, Inc. (MUA) (the "Fund") seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Performance

For the 12 months ended May 31, 2008, the Fund returned (7.12%) based on market price and (1.90%) based on net asset value ("NAV"). For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of (4.75%) on a NAV basis. All returns reflect reinvestment of dividends. The Fund's outperformance during the period was attributed largely to a bias towards higher-quality issues, which helped shield it from the stress experienced in the high yield municipal sector as a result of substantial widening in credit spreads. In addition, a strong emphasis on high-quality, short-dated prerefunded bonds proved beneficial, as the municipal yield curve steepened sharply over the last 12 months.

      The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange ..........................            MUA
Initial Offering Date ......................................       June 25, 1993
Yield on Closing Market Price as of May 31, 2008 ($13.35)1 .           6.07%
Tax Equivalent Yield2 ......................................           9.34%
Current Monthly Distribution per share of Common Stock3 ....          $0.0675
Current Annualized Distribution per share of Common Stock3 .          $ 0.810
Leverage as of May 31, 20084 ...............................            2%
--------------------------------------------------------------------------------
1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
2     Tax equivalent yield assumes the maximum federal tax rate of 35%.
3     The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to tender option bond trusts ("TOBs")) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                                5/31/08   5/31/07    Change     High      Low
--------------------------------------------------------------------------------
Market Price ................    $13.35    $15.29    (12.69%)   $15.31    $12.28
Net Asset Value .............    $12.79    $13.87    (7.79%)    $13.87    $12.63
--------------------------------------------------------------------------------

The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                         5/31/08   5/31/07
--------------------------------------------------------------------------------
Hospital ...................................................      27%      27%
Industrial & Pollution Control .............................      25       31
City, County, State ........................................      13       13
Transportation .............................................       8        7
Tax Revenue ................................................       7        8
Power ......................................................       7        3
Housing ....................................................       5        1
Education ..................................................       4        6
Tobacco ....................................................       3        3
Water & Sewer ..............................................       1        1
--------------------------------------------------------------------------------

Credit Quality Allocations5

Credit Rating                                                  5/31/08   5/31/07
--------------------------------------------------------------------------------
AAA/Aaa ....................................................      12%      10%
AA/Aa ......................................................       4        1
A/A ........................................................       7        3
BBB/Baa ....................................................      15       22
BB/Ba ......................................................      10        8
B/B ........................................................       5        6
CCC/Caa ....................................................       4        5
Not Rated6 .................................................      43       45
--------------------------------------------------------------------------------
5 Using the higher of Standard & Poor's or Moody's Investors Service ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of May 31, 2008 and May 31, 2007, the market value of these securities was $12,388,252 representing 5% and $13,264,602 representing 5%, respectively, of the Fund's long-term investments.


4       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

The Benefits and Risks of Leveraging

The Fund utilizes leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may from time to time leverage its assets through the use of tender option bond ("TOB") programs. In a typical TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional portfolio securities. The distribution rate of the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with managing the Fund's assets, the Fund's investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Fund's NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

The Fund anticipates that its total economic leverage, which includes TOBs, will not exceed 5% of its total managed assets. As of May 31, 2008, the Fund had economic leverage of 2% of its total managed assets.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       5

Schedule of Investments May 31, 2008 (Percentages shown are based on Net Assets)

                                                             Par
Municipal Bonds                                             (000)       Value
===============================================================================
Alabama -- 0.6%
Tuscaloosa, Alabama, Special Care Facilities
   Financing Authority, Residential Care Facility
   Revenue Bonds (Capstone Village, Inc. Project),
   Series A, 5.875%, 8/01/36                              $ 1,820  $  1,564,072
===============================================================================
Alaska -- 0.3%
Alaska Industrial Development and Export Authority
   Revenue Bonds (Williams Lynxs Alaska Cargoport),
   AMT, 7.80%, 5/01/14                                        770       799,183
===============================================================================
Arizona -- 8.5%
Coconino County, Arizona, Pollution Control
   Corporation Revenue Refunding Bonds (Tucson
   Electric Power -- Navajo):
     AMT, Series A, 7.125%, 10/01/32                        3,000     3,035,850
     Series B, 7%, 10/01/32                                 2,500     2,525,925
Maricopa County, Arizona, IDA, Education Revenue
   Bonds (Arizona Charter Schools Project 1),
   Series A, 6.625%, 7/01/20                                1,625     1,478,929
Maricopa County, Arizona, IDA, M/F Housing
   Revenue Bonds (Sun King Apartments Project),
     Series A, 6.75%, 5/01/31                               1,615     1,581,731
Phoenix, Arizona, IDA, Airport Facility, Revenue
   Refunding Bonds (America West Airlines Inc.
   Project), AMT, 6.30%, 4/01/23                            4,800     4,039,200
Pima County, Arizona, IDA, Education Revenue Bonds
   (Arizona Charter Schools Project), Series E,
   7.25%, 7/01/31                                           1,390     1,437,316
Pima County, Arizona, IDA, Education Revenue
   Refunding Bonds:
     (Arizona Charter Schools Project), Series O,
        5.25%, 7/01/31                                        500       429,500
     (Arizona Charter Schools Project II), Series A,
        6.75%, 7/01/11 (a)                                    415       462,476
     (Arizona Charter Schools Project II), Series A,
        6.75%, 7/01/31                                        675       682,783
Salt Verde Financial Corporation, Arizona, Senior
   Gas Revenue Bonds:
     5%, 12/01/32                                           2,840     2,555,034
     5%, 12/01/37                                           3,975     3,518,034
Show Low, Arizona, Improvement District Number 5,
   Special Assessment Bonds, 6.375%, 1/01/15                1,000     1,009,140
                                                                   ------------
                                                                     22,755,918
===============================================================================
California -- 2.5%
California State, Various Purpose, GO:
     5.25%, 11/01/25                                        1,900     1,967,792
     5.50%, 11/01/33                                        1,300     1,341,041
Fontana, California, Special Tax, Refunding
   (Community Facilities District Number 22 --
   Sierra), 6%, 9/01/34                                     1,320     1,243,559
Southern California Public Power Authority, Natural
   Gas Project Number 1 Revenue Bonds, Series A,
   5%, 11/01/29                                             2,085     2,047,262
                                                                   ------------
                                                                      6,599,654
===============================================================================
Colorado -- 5.0%
Colorado Health Facilities Authority, Revenue
   Refunding Bonds (Christian Living Communities
   Project), Series A, 5.75%, 1/01/26                         650       601,230
Denver, Colorado, City and County Airport Revenue
   Bonds, AMT, Series D, 7.75%, 11/15/13 (b)                1,805     2,015,697
Elk Valley, Colorado, Public Improvement Revenue
   Bonds (Public Improvement Fee):
     Series A, 7.10%, 9/01/14                               1,430     1,492,977
     Series A, 7.30%, 9/01/22                               2,095     2,141,781
     Series B, 7.45%, 9/01/31                                 275       277,464
North Range Metropolitan District Number 1,
   Colorado, GO, 7.25%, 12/15/11 (a)                        1,760     1,990,437
Plaza Metropolitan District Number 1, Colorado,
   Tax Allocation Revenue Bonds (Public
   Improvement Fees):
     8%, 12/01/25                                           2,850     3,006,779
     8.125%, 12/01/25                                         525       527,446
Southlands Metropolitan District Number 1,
   Colorado, GO, 7.125%, 12/01/14 (a)                       1,170     1,418,321
                                                                   ------------
                                                                     13,472,132
===============================================================================
Connecticut -- 2.4%
Connecticut State Development Authority, Airport
   Facility Revenue Bonds (Learjet Inc. Project), AMT,
   7.95%, 4/01/26                                             680       734,250
Connecticut State Development Authority, IDR (AFCO
   Cargo BDL-LLC Project), AMT, 8%, 4/01/30                 3,490     3,606,566
Connecticut State, HFA, Housing Mortgage Finance
   Program Revenue Bonds, AMT, Sub-Series A-2,
   5.15%, 5/15/38                                           2,250     2,170,125
                                                                   ------------
                                                                      6,510,941
===============================================================================

Portfolio Abbreviations

To simplify the listings of BlackRock MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
EDR     Economic Development Reserve Bonds
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.


6       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                             Par
Municipal Bonds                                             (000)       Value
===============================================================================
Florida -- 10.7%
Capital Projects Finance Authority, Florida, Continuing
   Care Retirement Revenue Bonds (Glenridge on
   Palmer Ranch), Series A, 8%, 6/01/12 (a)               $ 1,130  $  1,352,971
Greater Orlando Aviation Authority, Florida, Airport
   Facilities Revenue Bonds (JetBlue Airways Corp.),
   AMT, 6.375%, 11/15/26                                    1,180       966,314
Halifax Hospital Medical Center, Florida, Hospital
   Revenue Refunding Bonds, Series A, 5%, 6/01/38           1,160     1,024,303
Harbor Bay, Florida, Community Development
   District, Capital Improvement Special Assessment
   Revenue Bonds, Series A, 7%, 5/01/33                       490       510,502
Highlands County, Florida, Health Facilities Authority,
   Hospital Revenue Bonds (Adventist Health System),
   Series C, 5.25%, 11/15/36                                1,195     1,174,171
Hillsborough County, Florida, IDA, Exempt Facilities
   Revenue Bonds (National Gypsum Company),
   AMT, Series A, 7.125%, 4/01/30                           2,000     1,940,600
Hillsborough County, Florida, IDA, Hospital Revenue
   Bonds (Tampa General Hospital Project),
   5%, 10/01/36                                             4,300     4,022,005
Jacksonville, Florida, Economic Development
   Commission, Health Care Facilities, Revenue
   Refunding Bonds (Florida Proton Therapy Institute),
   Series A, 6%, 9/01/17                                    1,000     1,009,780
Jacksonville, Florida, Economic Development
   Commission, IDR (Gerdau Ameristeel US, Inc.),
   AMT, 5.30%, 5/01/37                                      1,300     1,063,023
Lee County, Florida, IDA, IDR (Lee Charter Foundation),
   Series A, 5.375%, 6/15/37                                2,620     2,129,929
Midtown Miami, Florida, Community Development
   District, Special Assessment Revenue Bonds,
   Series A, 6.25%, 5/01/37                                 3,255     3,014,163
Orlando, Florida, Urban Community Development
   District, Capital Improvement Special Assessment
   Bonds, Series A, 6.95%, 5/01/11 (a)                      2,245     2,486,989
Santa Rosa Bay Bridge Authority, Florida, Revenue
   Bonds, 6.25%, 7/01/28                                    3,040     2,753,115
Sarasota County, Florida, Health Facilities Authority,
   Retirement Facility Revenue Refunding Bonds
   (Village on the Isle Project):
     5.50%, 1/01/27                                           860       788,740
     5.50%, 1/01/32                                           795       706,691
Tolomato Community Development District, Florida,
   Special Assessment Bonds, 6.65%, 5/01/40                 2,680     2,607,292
Waterchase, Florida, Community Development
   District, Capital Improvement Revenue Bonds,
   Series A, 6.70%, 5/01/11 (a)                               895       985,270
                                                                   ------------
                                                                     28,535,858
===============================================================================
Georgia -- 4.4%
Atlanta, Georgia, Tax Allocation Bonds:
     (Atlantic Station Project), 7.90%, 12/01/11 (a)(m)     3,000     3,530,130
     (Princeton Lakes Project), 5.50%, 1/01/31                740       666,673
Brunswick and Glynn County, Georgia, Development
   Authority, First Mortgage Revenue Bonds (Coastal
   Community Retirement Corporation Project),
   Series A (c)(d)(e):
     7.125%, 1/01/25                                        1,165       781,715
     7.25%, 1/01/35                                         1,690     1,133,990
Clayton County, Georgia, Tax Allocation Bonds
   (Ellenwood Project), 7.50%, 7/01/33                      2,375     2,276,699
Main Street Natural Gas, Inc., Georgia, Gas Project
   Revenue Bonds, Series A, 6.375%, 7/15/38                   940       960,934
Rockdale County, Georgia, Development Authority
   Revenue Bonds (Visy Paper Project), AMT, Series A,
   6.125%, 1/01/34                                          2,435     2,402,347
                                                                   ------------
                                                                     11,752,488
===============================================================================
Idaho -- 0.4%
Idaho Health Facilities Authority, Revenue Refunding
   Bonds (Valley Vista Care Corporation), Series A,
   7.75%, 11/15/16                                          1,000     1,092,700
===============================================================================
Illinois -- 4.3%
Chicago, Illinois, O'Hare International Airport, Special
   Facility Revenue Refunding Bonds (American
   Airlines Inc. Project), 5.50%, 12/01/30                  4,140     2,243,383
Illinois State Finance Authority Revenue Bonds:
     (Clare At Water Tower Project), Series A,
        6.125%, 5/15/38                                     2,950     2,708,838
     (Landing At Plymouth Place Project), Series A,
        6%, 5/15/37                                           600       542,358
     (Monarch Landing, Inc. Project), Series A,
        7%, 12/01/37                                          820       812,923
     (Primary Health Care Centers Program),
        6.60%, 7/01/24                                        685       658,360
Lincolnshire, Illinois, Special Service Area Number 1,
   Special Tax Bonds (Sedgebrook Project),
   6.25%, 3/01/34                                           1,070     1,032,753
Lombard, Illinois, Public Facilities Corporation, First
   Tier Revenue Bonds (Conference Center and Hotel),
   Series A-1, 7.125%, 1/01/36                              2,600     2,656,940
Village of Wheeling, Illinois, Revenue Bonds (North
   Milwaukee/Lake-Cook Tax Increment Financing
   (Redevelopment Project), 6%, 1/01/25                       825       756,063
                                                                   ------------
                                                                     11,411,618
===============================================================================
Indiana -- 2.8%
Daviess County, Indiana, EDR (Daviess Community
   Hospital Project), Refunding, VRDN,
   8%, 1/01/29 (f)(g)                                       5,000     5,000,000
Vanderburgh County, Indiana, Redevelopment
   Commission, Redevelopment District Tax
   Allocation Bonds, 5.25%, 2/01/31                         1,200     1,159,800
Vigo County, Indiana, Hospital Authority Revenue
   Bonds (Union Hospital, Inc.):
     5.70%, 9/01/37                                           615       543,469
     5.75%, 9/01/42                                           765       673,223
                                                                   ------------
                                                                      7,376,492
===============================================================================
Iowa -- 1.0%
Iowa Finance Authority, Health Care Facilities,
   Revenue Refunding Bonds (Care Initiatives
   Project), 9.25%, 7/01/11 (a)                             2,180     2,622,038
===============================================================================
Kansas -- 0.5%
Wyandotte County, Kansas, Kansas City Unified
   Government Revenue Refunding Bonds (General
   Motors Corporation Project), 6%, 6/01/25                 1,770     1,434,249
===============================================================================

See Notes to Financial Statements.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       7

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                             Par
Municipal Bonds                                             (000)       Value
===============================================================================
Kentucky -- 1.0%
Kenton County, Kentucky, Airport Board, Special
   Facilities Revenue Bonds (Mesaba Aviation Inc.
   Project), AMT, Series A, 6.70%, 7/01/29                $ 2,850  $  2,759,285
===============================================================================
Louisiana -- 1.8%
Louisiana Local Government Environmental
   Facilities and Community Development Authority
   Revenue Bonds (Westlake Chemical Corporation),
   6.75%, 11/01/32                                          3,000     3,006,180
Louisiana Public Facilities Authority, Hospital
   Revenue Bonds (Franciscan Missionaries of Our
   Lady Health System, Inc.), Series A,
   5.25%, 8/15/36                                           1,870     1,867,120
                                                                   ------------
                                                                      4,873,300
===============================================================================
Maryland -- 1.8%
Maryland State Economic Development Corporation
   Revenue Refunding Bonds (Baltimore Association
   for Retarded Citizens -- Health and Mental Hygiene
   Program), Series A, 7.75%, 3/01/25                       1,815     1,913,627
Maryland State Energy Financing Administration,
   Limited Obligation Revenue Bonds (Cogeneration --
   AES Warrior Run), AMT, 7.40%, 9/01/19                    1,500     1,491,405
Maryland State Health and Higher Educational
   Facilities Authority Revenue Bonds:
     (King Farm Presbyterian Community), Series A,
        5.30%, 1/01/37                                      1,250     1,029,525
     (Washington Christian Academy),
        5.50%, 7/01/38                                        590       487,080
                                                                   ------------
                                                                      4,921,637
===============================================================================
Massachusetts -- 1.1%
Massachusetts State Health and Educational
   Facilities Authority Revenue Bonds (Jordan
   Hospital), Series E, 6.75%, 10/01/33                     1,150     1,178,762
Massachusetts State Health and Educational
   Facilities Authority, Revenue Refunding Bonds
   (Bay Cove Human Services Issue), Series A,
   5.90%, 4/01/28                                           1,945     1,865,877
                                                                   ------------
                                                                      3,044,639
===============================================================================
Michigan -- 1.1%
Macomb County, Michigan, Hospital Finance
   Authority, Hospital Revenue Bonds (Mount
   Clemens General Hospital), Series B,
   5.875%, 11/15/34                                         1,635     1,534,644
Monroe County, Michigan, Hospital Financing
   Authority, Hospital Revenue Refunding Bonds
   (Mercy Memorial Hospital Corporation),
   5.50%, 6/01/35                                           1,740     1,395,202
                                                                   ------------
                                                                      2,929,846
===============================================================================
Missouri -- 0.4%
Kansas City, Missouri, IDA, First Mortgage Health
   Facilities Revenue Bonds (Bishop Spencer Place),
   Series A, 6.50%, 1/01/35                                 1,000       977,670
===============================================================================
Nevada -- 0.7%
Clark County, Nevada, IDR (Nevada Power Company
   Project), AMT, Series A, 5.60%, 10/01/30                 1,380     1,186,358
Clark County, Nevada, Improvement District Number
   142, Special Assessment Bonds,
   6.375%, 8/01/23                                            640       610,073
                                                                   ------------
                                                                      1,796,431
===============================================================================
New Hampshire -- 0.4%
New Hampshire Health and Education Facilities
   Authority, Hospital Revenue Bonds (Catholic
   Medical Center), 5%, 7/01/36                             1,165     1,040,939
===============================================================================
New Jersey -- 12.1%
Camden County, New Jersey, Pollution Control
   Financing Authority, Solid Waste Resource
   Recovery, Revenue Refunding Bonds, AMT:
     Series A, 7.50%, 12/01/10                              9,000     9,023,670
     Series B, 7.50%, 12/01/09                                345       345,980
New Jersey EDA, Cigarette Tax Revenue Bonds,
   5.50%, 6/15/24                                           3,065     2,982,184
New Jersey EDA, IDR, Refunding (Newark Airport
   Marriott Hotel), 7%, 10/01/14                            2,500     2,515,750
New Jersey EDA, Retirement Community
   Revenue Bonds:
     (Cedar Crest Village Inc. Facility), Series A,
        7.25%, 11/15/11 (a)                                 1,665     1,912,869
     (Seabrook Village Inc.), Series A, 8.125%,
        11/15/10 (a)                                        5,800     6,623,890
New Jersey EDA, Special Facility Revenue Bonds
   (Continental Airlines Inc. Project), AMT:
     6.25%, 9/15/19                                         2,000     1,719,320
     6.25%, 9/15/29                                         3,330     2,686,344
     9%, 6/01/33                                            1,250     1,300,800
New Jersey Health Care Facilities Financing Authority
   Revenue Bonds (Pascack Valley Hospital
   Association), 6.625%, 7/01/36 (e)                        2,000     1,293,000
New Jersey State Transportation Trust Fund Authority,
   Transportation System Revenue Bonds, Series C,
   5.05%, 12/15/35 (b)(h)                                   3,450       813,338
Tobacco Settlement Financing Corporation of New
   Jersey, Asset-Backed Revenue Refunding Bonds,
   Series 1A, 5%, 6/01/41                                   1,545     1,194,192
                                                                   ------------
                                                                     32,411,337
===============================================================================
New Mexico -- 0.9%
Farmington, New Mexico, PCR, Refunding (Tucson
   Electric Power Company -- San Juan Project),
   Series A, 6.95%, 10/01/20                                2,500     2,522,600
===============================================================================
New York -- 4.7%
Dutchess County, New York, IDA, Civic Facility
   Revenue Refunding Bonds (Saint Francis Hospital),
   Series A, 7.50%, 3/01/29                                 1,400     1,491,224
New York City, New York, City IDA, Civic Facility
   Revenue Bonds:
     Series C, 6.80%, 6/01/28                                 510       534,929
     (Special Needs Facilities Pooled Program),
        Series C-1, 6.625%, 7/01/29                         1,515     1,456,763
New York City, New York, City IDA, Special Facility
   Revenue Bonds (British Airways Plc Project), AMT,
   7.625%, 12/01/32                                         2,400     2,240,880
New York Liberty Development Corporation Revenue
   Bonds (National Sports Museum Project), Series A,
   6.125%, 2/15/19                                            870       872,758

See Notes to Financial Statements.


8       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                             Par
Municipal Bonds                                             (000)       Value
===============================================================================
New York (concluded)
New York State Dormitory Authority, Non-State
   Supported Debt, Revenue Refunding Bonds:
     (Mount Sinai-NYU Medical Center Health
     System), Series C, 5.50%, 7/01/26                    $ 1,470  $  1,470,044
     (New York University Hospital Center), Series A,
     5%, 7/01/20                                            2,960     2,850,658
Westchester County, New York, IDA, Continuing Care
   Retirement, Mortgage Revenue Bonds (Kendal on
   Hudson Project), Series A, 6.50%, 1/01/13 (a)            1,575     1,784,948
                                                                   ------------
                                                                     12,702,204
===============================================================================
North Carolina -- 0.7%
North Carolina Medical Care Commission,
   Retirement Facilities, First Mortgage Revenue
   Bonds (Givens Estates Project), Series A, 6.50%,
   7/01/13 (a)                                              1,500     1,743,360
===============================================================================
Ohio -- 1.4%
Buckeye Tobacco Settlement Financing Authority,
   Ohio, Tobacco Settlement Asset-Backed Bonds,
   Series A-2, 6.50%, 6/01/47                               3,935     3,673,126
===============================================================================
Pennsylvania -- 7.6%
Allegheny County, Pennsylvania, Hospital
   Development Authority, Revenue Refunding Bonds
   (West Penn Allegheny Health System), Series A,
   5.375%, 11/15/40                                         3,015     2,554,941
Bucks County, Pennsylvania, IDA, Retirement
   Community Revenue Bonds (Ann's Choice Inc.),
   Series A:
     6.125%, 1/01/25                                          200       200,080
     6.25%, 1/01/35                                         1,550     1,522,317
Harrisburg, Pennsylvania, Authority, University
   Revenue Bonds (Harrisburg University of Science),
   Series B, 6%, 9/01/36                                      900       854,253
Lancaster County, Pennsylvania, Hospital Authority
   Revenue Bonds (Brethren Village Project), Series A:
     6.25%, 7/01/26                                           685       677,650
     6.50%, 7/01/40                                           590       585,239
Montgomery County, Pennsylvania, IDA, Revenue
   Bonds (Whitemarsh Continuing Care Project),
   6.125%, 2/01/28                                          2,330     2,166,481
Pennsylvania Economic Development Financing
   Authority, Exempt Facilities Revenue Bonds
   (National Gypsum Company), AMT, Series A,
   6.25%, 11/01/27                                          3,250     2,837,738
Philadelphia, Pennsylvania, Authority for IDR (Air
   Cargo), AMT, Series A, 7.50%, 1/01/25                    2,270     2,331,971
Philadelphia, Pennsylvania, Authority for IDR,
   Commercial Development, 7.75%, 12/01/17                  6,440     6,446,569
                                                                   ------------
                                                                     20,177,239
===============================================================================
Rhode Island -- 1.0%
Central Falls, Rhode Island, Detention Facility
   Corporation, Detention Facility, Revenue Refunding
   Bonds, 7.25%, 7/15/35                                    2,495     2,573,168
===============================================================================
South Carolina -- 1.5%
Connector 2000 Association, Inc., South Carolina,
   Toll Road and Capital Appreciation Revenue
   Bonds, Senior-Series B (h):
     6.5%, 1/01/09                                          1,500     1,435,260
     7.969%, 1/01/14                                        1,485       850,519
South Carolina Jobs, EDA, EDR (Westminster
   Presbyterian Center), 7.75%, 11/15/10 (a)                1,500     1,714,830
                                                                   ------------
                                                                      4,000,609
===============================================================================
Tennessee -- 1.4%
Knox County, Tennessee, Health, Educational and
   Housing Facilities Board, Hospital Facilities
   Revenue Refunding Bonds (Covenant Health),
   Series A, 5.06%, 1/01/40 (h)                             6,785       936,194
Shelby County, Tennessee, Health, Educational and
   Housing Facilities Board Revenue Bonds
   (Germantown Village):
     6.25%, 12/01/34                                          355       294,078
     Series A, 7.25%, 12/01/34                              2,500     2,453,575
                                                                   ------------
                                                                      3,683,847
===============================================================================
Texas -- 2.0%
Austin, Texas, Convention Center Revenue Bonds
   (Convention Enterprises Inc.), First Tier, Series A,
   6.70%, 1/01/11 (a)                                       1,000     1,095,820
Brazos River Authority, Texas, PCR, Refunding (TXU
   Energy Company LLC Project), AMT, Series A,
   7.70%, 4/01/33                                           2,550     2,531,742
Houston, Texas, Health Facilities Development
   Corporation, Retirement Facility Revenue Bonds
   (Buckingham Senior Living Community), Series A,
   7.125%, 2/15/14 (a)                                      1,400     1,689,282
                                                                   ------------
                                                                      5,316,844
===============================================================================
Utah -- 0.6%
Carbon County, Utah, Solid Waste Disposal,
   Revenue Refunding Bonds (Laidlaw
   Environmental), AMT, Series A, 7.45%, 7/01/17            1,660     1,674,409
===============================================================================
Virginia -- 5.6%
Dulles Town Center, Virginia, Community
   Development Authority, Special Assessment Tax
   (Dulles Town Center Project), 6.25%, 3/01/26             1,455     1,457,692
Fairfax County, Virginia, EDA, Residential Care
   Facilities, Mortgage Revenue Refunding Bonds
   (Goodwin House, Inc.):
     5.125%, 10/01/37                                         750       677,992
     5.125%, 10/01/42                                         450       400,684
Lexington, Virginia, IDA, Residential Care Facility,
   Mortgage Revenue Refunding Bonds (Kendal at
   Lexington), Series A, 5.375%, 1/01/28                      540       486,734
Pocahontas Parkway Association, Virginia, Toll Road
   Revenue Bonds, Capital Appreciation, Senior
   Series B, 5.95%, 8/15/08 (a)(h)                         38,400    10,126,464
Tobacco Settlement Financing Corporation of
   Virginia, Revenue Refunding Bonds, Senior
   Series B-1, 5%, 6/01/47                                  2,180     1,664,386
                                                                   ------------
                                                                     14,813,952
===============================================================================

See Notes to Financial Statements.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       9

Schedule of Investments (concluded)  (Percentages shown are based on Net Assets)

                                                             Par
Municipal Bonds                                             (000)       Value
===============================================================================
Washington -- 0.6%
Washington State Housing Financing Commission,
   Nonprofit Revenue Bonds (Skyline at First Hill
   Project), Series A, 5.625%, 1/01/38                    $ 1,750  $  1,494,605
===============================================================================
Wisconsin -- 0.7%
Wisconsin State Health and Educational Facilities
   Authority Revenue Bonds (New Castle Place
   Project), Series A, 7%, 12/01/31                         1,855     1,874,886
===============================================================================
Wyoming -- 1.1%
Wyoming Municipal Power Agency, Power Supply
   Revenue Bonds, Series A, 5.375%, 1/01/42                 3,030     3,013,517
===============================================================================
U.S. Virgin Islands -- 1.2%
Virgin Islands Government Refinery Facilities,
   Revenue Refunding Bonds (Hovensa Coker
   Project), AMT, 6.50%, 7/01/21                            3,000     3,078,450
-------------------------------------------------------------------------------
Total Municipal Bonds
(Cost -- $256,793,913) -- 94.8%                                     253,025,243
===============================================================================

Municipal Bonds Transferred to Tender                        Par
Option Bond Trusts (i)                                      (000)       Value
===============================================================================
California -- 1.6%
San Jose, California, Airport Revenue Refunding
   Bonds, AMT, Series A, 5.50%, 3/01/32 (b)                 4,290     4,349,073
===============================================================================
Virginia -- 3.3%
Virginia State, HDA, Commonwealth Mortgage
   Revenue Bonds, Series H, Sub-Series H-1,
   5.375%, 7/01/36 (j)                                      8,690     8,733,624
-------------------------------------------------------------------------------
Total Municipal Bonds Transferred to Tender
Option Bond Trusts (Cost -- $13,281,165) -- 4.9%                     13,082,697
===============================================================================

===============================================================================
Short-Term Securities                                      Shares
===============================================================================
Merrill Lynch Institutional Tax-Exempt Fund,
   1.71% (k)(l)                                         3,200,441     3,200,441
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $3,200,441) -- 1.2%                                          3,200,441
===============================================================================
Total Investments (Cost -- $273,275,519*) -- 100.9%                 269,308,381

Other Assets Less Liabilities -- 1.6%                                 4,158,276

Liability for Trust Certificates, Including Interest
Expense and Fees Payable -- (2.5%)                                   (6,553,384)
                                                                   ------------
Net Assets Applicable to Common Shares -- 100.0%                   $266,913,273
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................      $ 266,413,321
                                                                  =============
      Gross unrealized appreciation ........................      $   8,505,642
      Gross unrealized depreciation ........................        (12,100,582)
                                                                  -------------
      Net unrealized depreciation ..........................      $  (3,594,940)
                                                                  =============

(a) U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)   AMBAC Insured.
(c)   Non-income producing security.
(d)   Issuer filed for bankruptcy or is in default of interest payments.
(e)   Illiquid security.
(f) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(g)   Radian Insured.
(h) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(i) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(j)   MBIA Insured.
(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund     $(6,209,130)      $107,637
      --------------------------------------------------------------------------

(l)   Represents the current yield as of report date.
(m) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
o     Financial futures contracts purchased as of May 31, 2008 were as follows:

      --------------------------------------------------------------------------
      Number of                           Expiration       Face      Unrealized
      Contracts     Issue     Exchange       Date          Value    Appreciation
      --------------------------------------------------------------------------
        185     10-Year U.S.
                Treasury Bond  Chicago  September 2008  $20,679,938   $115,218
      --------------------------------------------------------------------------

See Notes to Financial Statements.


10       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

Statement of Assets and Liabilities

May 31, 2008
================================================================================
Assets
--------------------------------------------------------------------------------
Investments at value -- unaffiliated (cost -- $270,075,078)       $ 266,107,940
Investments at value -- affiliated (cost -- $3,200,441) ....          3,200,441
Cash .......................................................             47,159
Interest receivable ........................................          5,103,308
Investments sold receivable ................................            493,542
Margin variation receivable ................................            115,218
Prepaid expenses ...........................................             11,858
                                                                  -------------
Total assets ...............................................        275,079,466
                                                                  -------------

================================================================================
Accrued Liabilities
--------------------------------------------------------------------------------
Income dividends payable ...................................          1,408,369
Investment advisory fees payable ...........................            127,554
Interest expense and fees payable ..........................             63,384
Other affiliates payable ...................................              1,957
Officer fees payable .......................................                360
Other accrued expenses payable .............................             74,569
                                                                  -------------
Total accrued liabilities ..................................          1,676,193
                                                                  -------------

================================================================================
Other Liabilities
--------------------------------------------------------------------------------
Trust certificates 1 .......................................          6,490,000
                                                                  -------------
Total Liabilities ..........................................          8,166,193
                                                                  -------------

================================================================================
Net Assets
--------------------------------------------------------------------------------
Net assets .................................................      $ 266,913,273
                                                                  =============

================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------
Par value $0.10 per share (20,864,724 shares issued
  and outstanding) .........................................      $   2,086,472
Paid-in capital in excess of par ...........................        296,039,979
Undistributed net investment income ........................          1,666,151
Accumulated net realized loss ..............................        (29,027,409)
Net unrealized appreciation/depreciation ...................         (3,851,920)
                                                                  -------------
Net Assets, $12.79 net asset value per share ...............      $ 266,913,273
                                                                  =============

1 Represents short-term floating rate certificates issued by tender option bond trusts.
2     Related to tender option bond trusts.

Statement of Operations

Year Ended May 31, 2008
================================================================================
Investment Income
--------------------------------------------------------------------------------
Interest ...................................................      $  17,963,762
Dividends from affiliates ..................................            107,637
                                                                  -------------
Total income ...............................................         18,071,399
                                                                  -------------

================================================================================
Expenses
--------------------------------------------------------------------------------
Investment advisory ........................................          1,523,956
Accounting services ........................................             99,443
Professional ...............................................             51,074
Printing ...................................................             43,250
Officer and Directors ......................................             21,971
Custodian ..................................................             16,758
Registration ...............................................              8,868
Transfer agent .............................................              5,881
Miscellaneous ..............................................             53,838
                                                                  -------------
Total expenses excluding interest expense and fees .........          1,825,039
Interest expense and fees 2 ................................            107,312
                                                                  -------------
Total expenses .............................................          1,932,351
Less fees waived by advisor ................................             (7,246)
                                                                  -------------
Total expenses after waiver ................................          1,925,105
                                                                  -------------
Net investment income ......................................         16,146,294
                                                                  -------------

================================================================================
Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments ..............................................         (1,634,734)
  Swaps ....................................................            127,102
                                                                  -------------
                                                                     (1,507,632)
                                                                  -------------
Net change in unrealized appreciation/depreciation on:
  Investments ..............................................        (20,157,187)
  Futures and swaps ........................................            171,992
                                                                  -------------
                                                                    (19,985,195)
                                                                  -------------
Total realized and unrealized loss .........................        (21,492,827)
                                                                  -------------
Net Decrease in Net Assets Resulting from Operations .......      $  (5,346,533)
                                                                  =============

See Notes to Financial Statements.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       11

Statements of Changes in Net Assets

                                                                                                           Year Ended May 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                     2008                2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................................................      $  16,146,294       $  16,973,304
Net realized loss ..........................................................................         (1,507,632)         (5,079,543)
Net change in unrealized appreciation/depreciation .........................................        (19,985,195)          9,799,343
                                                                                                  ---------------------------------
Net increase (decrease) in net assets resulting from operations ............................         (5,346,533)         21,693,104
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................................................        (17,002,831)        (17,339,322)
Net realized gain ..........................................................................            (65,858)                 --
                                                                                                  ---------------------------------
Decrease in net assets resulting from dividends and distributions to shareholders ..........        (17,068,689)        (17,339,322)
                                                                                                  ---------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Reinvestment of dividends and distributions ................................................          1,961,372           2,220,383
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets. ...................................................        (20,453,850)          6,574,165
Beginning of year ..........................................................................        287,367,123         280,792,958
                                                                                                  ---------------------------------
End of year ................................................................................      $ 266,913,273       $ 287,367,123
                                                                                                  =================================
End of year undistributed net investment income ............................................      $   1,666,151       $   2,522,745
                                                                                                  =================================

See Notes to Financial Statements.


12       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

Financial Highlights

                                                                                               Ended May 31,
                                                                      -------------------------------------------------------------
                                                                         2008         2007         2006         2005         2004
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................................  $   13.87    $   13.65    $   13.40    $   12.36    $   11.94
                                                                      -------------------------------------------------------------
Net investment income 1 ............................................       0.78         0.82         0.81         0.81         0.83
Net realized and unrealized gain (loss) ............................      (1.04)        0.24         0.27         1.04         0.38
                                                                      -------------------------------------------------------------
Net increase (decrease) from investment operations .................      (0.26)        1.06         1.08         1.85         1.21
                                                                      -------------------------------------------------------------
Dividends and distributions from:
     Net investment income .........................................      (0.82)       (0.84)       (0.83)       (0.81)       (0.78)
     Net realized gain .............................................         -- 2         --           --           --        (0.01)
                                                                      -------------------------------------------------------------
Total dividends and distributions ..................................      (0.82)       (0.84)       (0.83)       (0.81)       (0.79)
                                                                      -------------------------------------------------------------
Net asset value, end of year .......................................  $   12.79    $   13.87    $   13.65    $   13.40    $   12.36
                                                                      -------------------------------------------------------------
Market price, end of year ..........................................  $   13.35    $   15.29    $   14.13    $   13.27    $   11.38
                                                                      -------------------------------------------------------------
===================================================================================================================================
Total Investment Return 3
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........................................      (1.90%)       7.72%        8.31%       15.65%       10.74%
                                                                      =============================================================
Based on market price ..............................................      (7.12%)      14.71%       13.22%       24.39%        2.22%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and excluding interest expense and fees 4      0.66%        0.68%        0.68%        0.67%        0.67%
                                                                      =============================================================
Total expenses after waiver ........................................       0.69%        0.68%        0.68%        0.67%        0.67%
                                                                      =============================================================
Total expenses .....................................................       0.70%        0.68%        0.68%        0.67%        0.67%
                                                                      =============================================================
Net investment income ..............................................       5.81%        5.91%        5.97%        6.30%        6.71%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......................................  $ 266,913    $ 287,367    $ 280,793    $ 273,382    $ 252,203
                                                                      =============================================================
Portfolio turnover .................................................         23%          25%          17%          20%          19%
                                                                      =============================================================

1     Based on average shares outstanding.
2     Amount is less than $(0.01).
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       13

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines, and makes available for publication, the net asset value of its Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Short-term securities are valued at amortized cost. Swap agreements are valued by quoted fair values received by the Fund's pricing service.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The Fund generally intends to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Fund will hold liquid assets worth at least the equivalent of the amount due.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund leverages its assets through the use of tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates ("TOB Residuals"), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. The Fund's transfer of


14       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008
the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund's Schedule of Investments and the proceeds from the transaction are reported as a liability of the Fund.

Interest income from the underlying securities is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At May 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $13,082,697, the related liablility for trust certificates was $6,490,000 and the range of interest rates on the liability for trust certificates was 2.555% to 3.102%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOBs likely will adversely affect the Fund's net investment income and dividends to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., swaps and when-issued securities), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective November 30, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remain open for the years ended May 31, 2005 through May 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statements disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       15

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:
Under the deferred compensation plan approved by the Fund's Board, non-interested Directors ("Independent Directors") may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.55% of the Fund's average daily net assets, plus the proceeds from the issuance of TOBs. Average daily net assets is the average daily value of the Fund's total assets minus the sum of its accrued liabilities.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the advisor on the Statement of Operations. For the year ended May 31, 2008, the amount was $7,246.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended May 31, 2008, the Fund reimbursed the Advisor $4,953 for certain accounting services expenses, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2008, were $71,794,140 and $63,004,720, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares, par value $0.10 per share.

Shares issued and outstanding for the years ended May 31, 2008 and May 31, 2007, increased by 146,172 and 154,369, respectively, as a result of dividend and distribution reinvestment.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,860,553 has been reclassified between paid-in capital in excess of par and accumulated net realized loss as a result of permanent differences attributable to the expiration of capital loss carryforwards and $57 has been reclassified between undistributed net investment income and accumulated net realized loss as a result of reclassification of distributions. These reclassifications have no effect on net assets or net asset value per share.

The tax character of distributions paid during the fiscal years ended May 31, 2008 and May 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                      5/31/2008        5/31/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Net tax-exempt income ......................      $17,002,831      $17,339,322
  Ordinary income ............................           65,858               --
                                                    ----------------------------
Total distributions ..........................      $17,068,689      $17,339,322
                                                    ----------------------------


16       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

Notes to Financial Statements (concluded)

As of May 31, 2008, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Net undistributed tax-exempt income .......................      $  1,313,590
Net undistributed long-term capital gains .................                --
                                                                 ------------
Total net undistributed earnings ..........................         1,313,590
Capital loss carryforward .................................       (28,042,434)*
Net unrealized losses .....................................        (4,484,334)**
                                                                 ------------
Total accumulated net losses ..............................      $(31,213,178)
                                                                 ============

* As of May 31, 2008, the Fund had a capital loss carryforward of $28,042,434, of which $3,487,083 expires in 2009, $2,260,830 expires in
      2010, $7,452,325 expires in 2011, $5,486,273 expires in 2012, $3,762,613 expires in 2013, $5,065,527 expires in 2015 and $527,783 expires in 2016.
      This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of residual interests in tender option bond trusts.

6. Concentration Risk:

The Fund's investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons and there is no assurance that the issuer will meet its obligation.

7. Subsequent Event:

The Fund paid a net investment income dividend to holders in the amount of $0.067500 per share on July 1, 2008 to shareholders of record on June 16, 2008.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniAssets Fund, Inc. (the "Fund") as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniAssets Fund, Inc. as of May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 25, 2008

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniAssets Fund, Inc. during the taxable year ended May 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the Fund paid an ordinary income distribution of $0.003166 per share to shareholders of record on December 14, 2007.


18       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the "Board," the members of which are referred to as "Directors") of the BlackRock MuniAssets Fund, Inc. (the "Fund") met in April and May 2008 to consider approving the continuation of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), the Fund's investment adviser. The Board also considered the approval of the Fund's subadvisory agreement (the "Subadvisory Agreement" and, together with the "Advisory Agreement," the "Agreements") between the Advisor and BlackRock Investment Management, LLC (the "Subadvisor"). The Advisor and the Subadvisor are collectively referred to herein as the "Advisors" and, together with BlackRock, Inc., "BlackRock."

Activities and Composition of the Board

The Board of Directors of the Fund consists of thirteen individuals, eleven of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of he Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.'s investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, the Fund entered into the Advisory Agreement and the Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory and Subadvisory Agreement's respective initial two-year term, the Board is required to consider the continuation of the Fund's Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, secondary market support services, oversight of fund accounting, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions; (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of equity brokerage commissions and execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory
Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisors, including comparisons, compiled by Lipper, an independent third party, with the management fees of funds with similar investment objectives ("Peers"); (d) the profitability of BlackRock and certain industry profitability analyses for advisers to registered investment companies;
(e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and "fallout" benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors' management of all of the BlackRock closed-end funds (the "Fund Complex"); (h) the expenses of the Fund, including comparisons of the Fund's expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; and (i) the Fund's performance for the past one-, three- and five-year periods, when applicable, as well as the Fund's performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to BlackRock of "soft dollars") and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser's fiduciary duty with respect to advisory agreements and compensation,


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       19

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meeting on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock's presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") statements relating to the renewal of the Agreements.

I. Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to the Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors' services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to the Fund, narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peers, information describing BlackRock's organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors' investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative or non-investment advisory services provided to the Fund. In this regard, the Advisors and their affiliates provided the Fund with such administrative, transfer agency, shareholder and other services, as applicable (exclusive of, and in addition to, any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisors and their affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and Fund websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors' policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the Fund's historic performance and the Fund's performance compared to its Peers. More specifically, the Fund's one-, three- and five-year total returns (when applicable) were evaluated relative to its respective Peers (including the Peers' median performance).

The Board reviewed a narrative analysis of the Peer rankings prepared by Lipper and reviewed by BlackRock at the Board's request. The summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that in general the Fund performed better than its Peers in that its performance was at or above the median in at least two for the one-, three- and five-year periods reported.

After considering this information, the Boards concluded that the performance of the Fund, in light of and after considering the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund's Agreements should be renewed.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the
Fund: In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the Fund's current management fee structure and the Fund's expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund's gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of its applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.


20       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

The Board noted that the Fund paid contractual management fees lower than or equal to the median contractual fees paid by its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided to the closed-end investment companies managed by the Advisors to the management fees charged by the Advisors to other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisors with respect to closed-end funds compared to separately managed accounts and open-end funds in general and the reasons for such differences.

In connection with the Board's consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to the Fund, the Board concluded that the fees paid and level of expenses incurred by the Fund under its Agreements support a conclusion that the Fund's Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock's profitability in conjunction with its review of fees. The Board reviewed BlackRock's profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock's assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock's operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock's operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors' compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors' costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

The Board concluded that BlackRock's profitability, in light of all the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund's Agreements should be renewed.

E. Economies of Scale: In reviewing the Fund's fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund's fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their respective fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Fund ("fall-out benefits"). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Fund, including potential benefits accruing to the Advisors and


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       21

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

their affiliates as a result of participating in offerings of the Fund's shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

II. Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors' conclusion that the terms of each Agreement were fair and reasonable, that the Fund's fees are reasonable in light of the services provided to the Fund and that each Agreement should be approved.


22       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The BNY Mellon Shareowner Services (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone:
(866) 216-0242.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       23

Officers and Directors

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Director 2   During Past Five Years                  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors 1
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Cavanagh        Chairman      Since 2007   Trustee, Aircraft Finance Trust since   113 Funds       Arch Chemical
40 East 52nd Street        of the Board               1999; Director, The Guardian Life       110 Portfolios  (chemical and allied
New York, NY 10022         and Director               Insurance Company of America since                      products)
1946                                                  1998; Chairman and Trustee,
                                                      Educational Testing Service since
                                                      1997; Director, The Fremont Group
                                                      since 1996; Formerly President and
                                                      Chief Executive Officer of The
                                                      Conference Board, Inc. (global
                                                      business research organization) from
                                                      1995 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards           Vice Chair    Since 2007   Partner of Robards & Company, LLC       112 Funds       AtriCure, Inc.
40 East 52nd Street        of the Board,              (financial advisory firm) since 1987;   109 Portfolios  (medical devices);
New York, NY 10022         Chair of the               Co-founder and Director of the Cooke                    Care Investment Trust,
1950                       Audit                      Center for Learning and Development                     Inc. (health care
                           Committee                  (a not-for-profit organization) since                   REIT)
                           and Director               1987; Formerly Director of Enable
                                                      Medical Corp. from 1996 to 2005;
                                                      Formerly an investment banker at
                                                      Morgan Stanley from 1976 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III  Director      Since 2007   Chairman and Chief Executive Officer,   112 Funds       None
40 East 52nd Street                                   Arch Street Management, LLC (Beckwith   109 Portfolios
New York, NY 10022                                    Family Foundation) and various
1945                                                  Beckwith property companies since
                                                      2005; Chairman of the Board of
                                                      Directors, University of Pittsburgh
                                                      Medical Center since 2002; Board of
                                                      Directors, Shady Side Hospital
                                                      Foundation since 1977; Board of
                                                      Directors, Beckwith Institute for
                                                      Innovation In Patient Care since 1991;
                                                      Member, Advisory Council on Biology
                                                      and Medicine, Brown University since
                                                      2002; Trustee, Claude Worthington
                                                      Benedum Foundation (charitable
                                                      foundation) since 1989; Board of
                                                      Trustees, Chatham College since 1981;
                                                      Board of Trustees, University of
                                                      Pittsburgh since 2002; Emeritus
                                                      Trustee, Shady Side Academy since
                                                      1977; Formerly Chairman and Manager,
                                                      Penn West Industrial Trucks LLC
                                                      (sales, rental and servicing of
                                                      material handling equipment) from 2005
                                                      to 2007; Formerly Chairman, President
                                                      and Chief Executive Officer, Beckwith
                                                      Machinery Company (sales, rental and
                                                      servicing of construction and
                                                      equipment) from 1985 to 2005; Formerly
                                                      Board of Directors, National Retail
                                                      Properties (REIT) from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Kent Dixon                 Director and  Since 2007   Consultant/Investor since 1988.         113 Funds       None
40 East 52nd Street        Member of                                                          110 Portfolios
New York, NY 10022         the Audit
1937                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi           Director and  Since 2007   Consultant/Editor of The Journal of     113 Funds       None
40 East 52nd Street        Member of                  Portfolio Management since 2006;        110 Portfolios
New York, NY 10022         the Audit                  Professor in the Practice of Finance
1948                       Committee                  and Becton Fellow, Yale University,
                                                      School of Management, since 2006;
                                                      Formerly Adjunct Professor of Finance
                                                      and Becton Fellow, Yale University
                                                      from 1994 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen F. Feldstein      Director      Since 2007   President of Economics Studies, Inc.    113 Funds       The McClatchy
40 East 52nd Street                                   (private economic consulting firm)      110 Portfolios  Company
New York, NY 10022                                    since 1987; Chair, Board of Trustees,                   (publishing)
1941                                                  McLean Hospital since 2000; Member of
                                                      the Board of Partners Community
                                                      Healthcare, Inc. since 2005; Member of
                                                      the Board of Partners HealthCare since
                                                      1995; Member of the Board of Sherrill
                                                      House (health care) since 1990;
                                                      Trustee, Museum of Fine Arts, Boston
                                                      since 1992; Member of the Visiting
                                                      Committee to the Harvard University
                                                      Art Museum since 2003; Trustee, The
                                                      Committee for Economic Development
                                                      (research organization) since 1990;
                                                      Member of the Advisory Board to the
                                                      International School of Business,
                                                      Brandeis University since 2002;
                                                      Formerly Director of Bell South
                                                      (communications) from 1998 to 2006;
                                                      Formerly Director of Ionics (water
                                                      purification) from 1992 to 2005;
                                                      Formerly Director of John Hancock
                                                      Financial Services from 1994 to 2003;
                                                      Formerly Director of Knight Ridder
                                                      (media) from 1998 to 2006.
------------------------------------------------------------------------------------------------------------------------------------


24       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Director 2   During Past Five Years                  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors 1 (concluded)
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn             Director and  Since 2007   Formerly Chief Financial Officer of     112 Funds       None
40 East 52nd Street        Member of                  JP Morgan & Co., Inc. from 1990         109 Portfolios
New York, NY 10022         the Audit                  to 1995.
1939                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris          Director      Since 2007   Trustee, Ursinus College since 2000;    112 Funds       BlackRock-Kelso
40 East 52nd Street                                   Director, Troemner LLC (scientific      109 Portfolios  Capital Corp.
New York, NY 10022                                    equipment) since 2000.
1942
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hubbard           Director      Since 2007   Dean of Columbia Business School        113 Funds       ADP (data and
40 East 52nd Street                                   since 2004; Columbia faculty            110 Portfolios  information services);
New York, NY 10022                                    member since 1988; Formerly                             KKR Financial
1958                                                  Co-Director of Columbia Business                        Corporation (finance);
                                                      School's Entrepreneurship                               Duke Realty (real
                                                      Program from 1997 to 2004;                              estate); Metropolitan
                                                      Visiting Professor at the John                          Life Insurance
                                                      F. Kennedy School of Government                         Company (insurance);
                                                      at Harvard University and the                           Information Services
                                                      Harvard Business School since                           Group (media/
                                                      1985 and at the University of                           technology)
                                                      Chicago since 1994; Formerly
                                                      Chairman of the U.S. Council of
                                                      Economic Advisers under the
                                                      President of the United States
                                                      from 2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester             Director and  Since 2007   Mizuho Financial Group Professor        112 Funds       None
40 East 52nd Street        Member of                  of Finance, Harvard Business            109 Portfolios
New York, NY 10022         the Audit                  School; Deputy Dean for Academic
1951                       Committee                  Affairs since 2006; Unit Head,
                                                      Finance, Harvard Business School
                                                      from 2005 to 2006; Senior
                                                      Associate Dean and Chairman of
                                                      the MBA Program of Harvard
                                                      Business School from 1999 to
                                                      2005; Member of the faculty of
                                                      Harvard Business School since
                                                      1981; Independent Consultant
                                                      since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Director and  Since 2007   Formerly Principal of STI Management    112 Funds       None
40 East 52nd Street        Member of                  LLC (investment adviser) from 1994 to   109 Portfolios
New York, NY 10022         the Audit                  2005.
1936                       Committee
                           ---------------------------------------------------------------------------------------------------------
                           1     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           2     Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                                 ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas
                                 Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since
                                 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and
                                 Robert S. Salomon, Jr. since 1996.



              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       25

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Director     During Past Five Years                  Overseen        Directorships
====================================================================================================================================
Interested Directors 1
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis           Director      Since 2007   Managing Director, BlackRock,           185 Funds       None
40 East 52nd Street                                   Inc. since 2005; Formerly Chief         295 Portfolios
New York, NY 10022                                    Executive Officer, State Street
1945                                                  Research & Management Company
                                                      from 2000 to 2005; Formerly
                                                      Chairman of the Board of
                                                      Trustees, State Street Research
                                                      Mutual Funds from 2000 to 2005;
                                                      Formerly Chairman, SSR Realty
                                                      from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               Director      Since 2007   Consultant, BlackRock, Inc.             184 Funds       None
40 East 52nd Street                                   since 2007; Formerly Managing           294 Portfolios
New York, NY 10022                                    Director, BlackRock, Inc. from
1947                                                  1989 to 2007; Formerly Chief
                                                      Administrative Officer,
                                                      BlackRock Advisors, LLC from
                                                      1998 to 2007; Formerly President
                                                      of BlackRock Funds and BlackRock
                                                      Bond Allocation Target Shares
                                                      from 2005 to 2007; Formerly
                                                      Treasurer of certain closed-end
                                                      funds in the BlackRock fund
                                                      complex from 1989 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           1     Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


26       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

                           Position(s)   Length of
Name, Address              Held with     Time
and Year of Birth          Fund          Served       Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers 1
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Fund          Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street        President                  Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management,
New York, NY 10022         and                        L.P. ("FAM") in 2006; First Vice President thereof from 1997 to 2005;
1960                       Chief                      Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to
                           Executive                  1997.
                           Officer
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley           Vice          Since 2007   Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of
40 East 52nd Street        President                  BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual Fund
New York, NY 10022                                    Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from
1962                                                  1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews            Chief         Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street        Financial                  President and Line of Business Head of Fund Accounting and Administration at
New York, NY 10022         Officer                    PFPC Inc. from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife                Treasurer     Since 2007   Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly
40 East 52nd Street                                   Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director
New York, NY 10022                                    of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Chief         Since 2007   Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money
40 East 52nd Street        Compliance                 Laundering Officer of the BlackRock-advised Funds since 2007; Managing
New York, NY 10022         Officer of                 Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior
1959                       the Fund                   Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and
                                                      Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC
                                                      Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary     Since 2007   Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                                   BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs
New York, NY 10022                                    Asset Management, L.P. from 1993 to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           1     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York Mellon
New York, NY 10286

Transfer Agent

BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       27

Additional Information

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Fund listed for trading on the New York Stock Exchange ("NYSE") has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund filed with the Securities and Exchange Commission ("SEC") the certification of its chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.


28       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

General Information

The Fund does not make available copies of its Statements of Additional Information because the Fund's shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund's offering and the information contained in the Fund's Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund's investment objective or policies or to the Fund's charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock's website, which can be accessed at http://www.blackrock.com. This reference to BlackRock's website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock's website into this report.

Section 19 Notice

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

------------------------------------------------------------------------------------------------------------------------------------
                                                 Total Fiscal Year to Date                    Percentage of Fiscal Year to Date
                                           Cumulative Distributions by Character            Cumulative Distributions by Character
                                      ---------------------------------------------      -------------------------------------------
                                                     Net                                                Net
                                          Net     Realized     Return     Total Per          Net     Realized    Return    Total Per
                                      Investment   Capital       of        Common        Investment   Capital      of       Common
                                        Income      Gains      Capital      Share          Income      Gains     Capital     Share
------------------------------------------------------------------------------------------------------------------------------------
BlackRock MuniAssets Fund, Inc.       $0.817500   $0.003166      --      $0.820666          99.6%       0.4%       --        100.0%
------------------------------------------------------------------------------------------------------------------------------------


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008       29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Investment Adviser pursuant to the Investment Adviser's proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund's stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser's Portfolio Management Group and/or the Investment Adviser's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.


30       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2008

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock MuniAssets Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #16716-5/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Joe Grills (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)
            Robert S. Salomon, Jr.

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock             $26,400      $28,000           $0            $0           $6,100        $6,100          $1,049         $0
MuniAssets Fund,
Inc.
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            BlackRock MuniAssets Fund,            $294,649          $2,985,417
            Inc.
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

            James H. Bodurtha (term ended effective November 1, 2007) Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007) James T. Flynn (term began effective November 1, 2007) Kenneth A. Froot (term ended effective November 1, 2007) Joe Grills (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007) Herbert I. London (term ended effective November 1, 2007) Roberta Cooper Ramo (term ended effective November 1, 2007) Karen P. Robards (term began effective November 1, 2007) Robert S. Salomon, Jr.

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies of the Fund are attached hereto as Exhibit 99.PROXYPOL.

            Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of May 31, 2008.

            (a)(1) BlackRock MuniAssets Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing

            Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy, overseeing the management of the Fund and/or selecting the Fund's investments. Mr. O'Connor has been the Fund's portfolio manager since 2006. Mr. Jaeckel has been the Fund's portfolio manager since 1997.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            (a)(2) As of May 31, 2008:

            -----------------------------------------------------------------------------------------------------------------------
                                                                                             (iii) Number of Other Accounts and
                                      (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                           and Assets by Account Type                                 Performance-Based
            -----------------------------------------------------------------------------------------------------------------------
                                    Other             Other                                Other            Other
              (i) Name of         Registered          Pooled                             Registered        Pooled
               Portfolio          Investment        Investment         Other             Investment       Investment        Other
                Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
            -----------------------------------------------------------------------------------------------------------------------
            Theodore R.              81                2                 0                   0               1                0
            Jaeckel, Jr.
            -----------------------------------------------------------------------------------------------------------------------
                               $28.03 Billion       $13.55              $0                  $0            $13.54             $0
                                                    Million                                               Million
            -----------------------------------------------------------------------------------------------------------------------
            Walter O'Connor          81                1                 0                   0               0                0
            -----------------------------------------------------------------------------------------------------------------------
                               $28.03 Billion       $3,209              $0                  $0              $0               $0
            -----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Funds. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this regard, it should be noted that Mr. Jaeckel currently manages certain accounts that are subject to performance fees. In addition, Mr. Jaeckel assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of May 31, 2008:

            Portfolio Manager Compensation Overview

            BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

            Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

            Discretionary Incentive Compensation

            Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment

            Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

            BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

            Distribution of Discretionary Incentive Compensation

            Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the BlackRock's ability to sustain and improve its performance over future periods.

                  Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is
            a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

                  Deferred Compensation Program --A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

            Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

                  Incentive Savings Plans -- BlackRock, Inc. has created a
            variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of May 31, 2008,
                   neither Mr. Jaeckel or Mr. O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniAssets Fund, Inc.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock MuniAssets Fund, Inc.

Date: July 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniAssets Fund, Inc.

Date: July 18, 2008


By: /s/ Neal J. Andrews
    -----------------------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniAssets Fund, Inc.

Date: July 18, 2008